November 7, 2007 Earnings Webcast & Conference Call First Quarter Fiscal Year 2008 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  Statements that are not historical in nature, such as our fiscal 2008 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2007 (the “2007 Annual Report”).  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2007 Annual Report. These risks include: the ability of Broadridge to develop brand recognition and its reputation with its clients and employees following its separation from
Automatic Data Processing, Inc., (“ADP”) in March 2007; Broadridge’s success in obtaining, retaining and selling additional services to clients; the pricing of Broadridge’s products and services; the incurrence of additional costs attributable to Broadridge’s operations as a stand-alone public company; Broadridge’s ability to continue to obtain data center services from its former parent company, ADP, as well as to obtain transitional services from ADP for up to one year from the date of Broadridge’s March 2007 spin-off from ADP;
changes in laws affecting the investor communications services provided by Broadridge; changes in laws regulating registered clearing agencies and broker-dealers; Broadridge’s debt levels and financing costs, including the impact of its credit ratings on such costs; financial market activity; changes in technology;
availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions.
Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Today’s Agenda
Opening Remarks Rich Daly, CEO
1
st
Quarter Fiscal Year 2008 Results Dan Sheldon, CFO
Cash Flow - 1
st
Quarter Fiscal Year 2008 Dan Sheldon, CFO
Fiscal Year 2008 Guidance Update Rich Daly, CEO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO
Note: For a reconciliation of non-GAAP to GAAP measures used in this presentation, please see the attached Appendix

Opening Remarks  – Outline
Key Topics:
Financial results for the first quarter
•
Impact of internal growth driven by market activity & one-time activity
•
Margin expansion
•
Timing of investment ramp up
Market conditions during the quarter
•
Financial performance in context with market
•
Impact on guidance increase
Update on key initiatives
•
Retention
•
Investments and acquisitions
•
Regulatory items

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Broadridge

Broadridge  – 1Q Fiscal Year 2008 Results
Revenues 3% to $451M (w/o distribution fees 7%)
Fiscal 2008 revenue growth building blocks:
•
Internal Growth contributed 4.0%
•
Sales contributed 2.0%
•
Losses reduced growth by 4.5%
•
Other/FX contributed 1.5%
Diluted Earnings Per Share, excluding 1-time transition expenses and interest on new debt 48% to $0.31
–
Non-GAAP
24% to $0.26 – GAAP
Slightly more shares outstanding
Pretax Earnings, excluding 1-time transition expenses & interest on new debt 51% to $70M, & Pretax Margin of 15.6%, 510 bps -
Non-GAAP
27% to $59M, and Pretax Margin of 13.1%, 260 bps - GAAP
Net Earnings, excluding 1-time transition expenses and interest on new debt 50% to $43M -
Non-GAAP
26% to $36M - GAAP
Long term debt pay down of $85M
Sales $30M (services fees only), 30% Recurring and 70% Event-driven

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Broadridge™

Segments  – 1Q Fiscal Year 2008 Results
Investor Communication
Revenues 3% to $299M primarily due to previously announced client loss –
Non-GAAP
• Event-driven revenues flat
• Internal growth flat (fee revenue growth 4%, offset by lower distribution fees)
– Stock Record Growth – Equity Proxy 1% and Mutual Fund Interims 11%
Margins of 10% 210 bps – Non-GAAP
• Favorable distribution fee mix contributed 180 bps and operating leverage contributed 30 bps
No material impact on revenues or earnings from Notice & Access
Securities Processing
Revenues 10% to $124M, primarily driven by internal growth.  Loss of TDW offset by new business and increase in non-trade revenues – Non-GAAP
• Equity Trades Per Day (TPD)
– TPD 37% to 2.5M trades per day contributed approximately 6% of growth
– The last 3 quarters have been flat at 2.5M TPD
• Fixed Income TPD - 21% to 216K trades per day contributed approximately 3% of growth
Margins of 31.2% 620 bps – Non-GAAP
•
Scale with respect to internal growth revenue contributed 500 bps
• Data center savings contributed 120 bps

Segments  – 1Q Fiscal Year 2008 Results
Clearing and Outsourcing
Revenues 13% to $25M
• Sales contributed 14% to growth
• Previously announced client loss reduced growth by 10%
• Internal growth contributed 9% to growth
–
Trades Per Day over 15% to 21K
• Average Margin Debit Balances 37% to $870M
Operating losses at ($2M) an improvement of $1M over prior year – Non-GAAP ratios
Other
Revenues of $2M generated from one-time contract termination fees
Net expense made up of:
•
Interest Expense ($9M)
•
One-time transition expenses of ($2M)
•
Contribution from one-time revenues $2M
•
Corp Expenses & New Investments still ramping up
FX
Revenues increased $3M and margins by $1M due to weakening of US dollar

Broadridge Cash Flow  – 1Q Fiscal Year 2008
Calculation of Free Cash Flows
(Non-GAAP)
:
2007 2006
Net earnings, as reported 36 $           29 $
Depreciation and amortization 12 16
Stock-based compensation expense 6 6
Deferred taxes (8) (2)
Other (1) 1
Subtotal 45 50
Working capital changes 41 7
Clearing and Outsourcing financing assets & liabilities 38 (12)
Long-term assets & liabilities changes (4) (7)
Net cash flows provided by operating activities 120 38
Net cash flows provided by (used in) securities clearing activities
38 (12)
Net cash flows provided by operating activities, excluding
securities clearing activities 82 50
Less: Capital expenditures & Intangibles 6 4
Free cash flows, excluding securities clearing activities 76 $           46 $
Additional Information:
Depreciation & amortization 10 $               10 $
Other amortization 2 $                  6 $
Dividend 8 $                  - $
Acquisitions 6 $                  - $
Note:
For a reconciliation of non-GAAP to GAAP measures please see the attached Appendix
Three Months Ended
September 30,
Broadridge Financial Solutions, Inc.
Calculation of Free Cash Flows - Non-GAAP
(In millions)
Unaudited

Fiscal Year 2008  Guidance & Summary
Very solid start to fiscal year driven by Internal growth and Event-
driven activities
Increased our full year guidance:
EPS before one-time transition expenses from a range of $1.17 - $1.25, to a new range of $1.30 - $1.40
EPS after one-times transition expenses from a range of $1.14 - $1.20, to a new range of $1.25 - $1.35
Broadridge is in control of its business and not in control of the markets
Strong cash flow used to pay down debt
Executing our growth strategy to provide the ultimate client-centric experience
Investing in our business for future growth

9 Q&A There are no slides during this portion of the presentation

10 Closing Comments There are no slides during this portion of the presentation

11 Appendix Appendix

Broadridge - Fiscal Year 2008 Financial Guidance
Revenue growth of 1% - 4%
Diluted Earnings Per Share
Before one-time transition expenses of $1.30 - $1.40
After one-time transition expenses of $1.25 - $1.35
Earnings before interest and taxes margins (excluding one-time transition expenses) of 15.5% - 16.2%
Interest expense of $34M - $36M
Effective Tax Rate of approximately 39%
One-time transition expenses between $8M - $12M (after tax $5M -
$7M)
Strong cash flows with intent to pay down debt, pay dividends, acquisitions and no contemplated share buybacks in fiscal year 2008
Diluted Weighted Average Shares of 141 million

Segments – Fiscal Year 2008 Financial Guidance
Investor Communications
:
Revenues 1% to 4%
Margins 15.1% to 15.4%
Securities Processing
:
Revenues (3%) to Flat
Margins 24.3% to 26.0%
Clearing and Outsourcing:
Revenues 10% to 13%
Operating profits near breakeven with $7M improvement over prior year

GAAP to Non-GAAP Earnings Reconciliation
Note:
Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Broadridge Financial Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
Earnings, Margin and Per Share Reconcilation
(In millions, except per share and margin data)
(Unaudited)
Three months ended September 30, 2007 Three months ended September 30, 2006
Earnings
before
income taxes
Pretax
margin
Net
earnings
Net
earnings
per share
Earnings
before
income taxes
Pretax
margin
Net
earnings
Net
earnings
per share
GAAP basis measures 59.1 $         13.1% 36.0 $     0.26 $       46.4 $         10.5% 28.5 $     0.21 $
Non-GAAP adjustments:
One-time transition expenses 2.1 0.5% 1.3 0.01 - - - -
Interest on new debt 9.0 2.0% 5.5 0.04 - - - -
Total Non-GAAP adjustments 11.1 2.5% 6.8 0.05 - - - -
Non-GAAP measures 70.2 $         15.6% 42.8 $     0.31 $       46.4 $         10.5% 28.5 $     0.21 $

GAAP to Non-GAAP Free Cash Flow Reconciliation
Note:
Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.
Free cash flows is defined as net cash flows provided by operating activities, excluding net cash provided by (used in)
securities clearing activities, less capital expenditures and intangibles.
Broadridge Financial Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In millions)
(Unaudited)
Net Cash Flows Excluding Less: Capital
Provided by Securities Clearing
Activities
Expenditures Free
Operating Activities and Intangibles Cash Flows
July - September '07 $120 ($38) ($6) $76
July - September '06
$38 $12 ($4) $46
Free Cash Flows Reconciliation

Intersegment Transfer Pricing Reconciliation
Broadridge Financial Solutions, Inc.
Intersegment Transfer Price Reconciliation
(In millions, except margin data)
(Unaudited)
Three months ended
September 30,
2007 2006
Investor Communication Solutions
Net revenue as reported 299.1 $          308.0 $
Transfer pricing adjustment - (1.0)
Net revenue as adjusted - Non-GAAP 299.1 $          307.0 $
EBT as reported 29.8 $            24.6 $
Transfer pricing adjustment - (0.4)
EBT as adjusted - Non-GAAP 29.8 $            24.2 $
Margin % as reported 10.0% 8.0%
Margin % as adjusted - Non-GAAP 10.0% 7.9%
Securities Processing Solutions
Net revenue as reported 124.4 $          116.5 $
Transfer pricing adjustment - (2.9)
Net revenue as adjusted - Non-GAAP 124.4 $          113.6 $
EBT as reported 38.8 $            30.5 $
Transfer pricing adjustment - (2.1)
EBT as adjusted - Non GAAP 38.8 $            28.4 $
Margin % as reported 31.2% 26.2%
Margin % as adjusted - Non-GAAP 31.2% 25.0%
Clearing and Outsourcing Solutions
Net revenue as reported 24.7 $            21.8 $
Transfer pricing adjustment - -
Net revenue as adjusted - Non-GAAP 24.7 $            21.8 $
EBT as reported (2.0) $             (5.6) $
Transfer pricing adjustment - 2.5
EBT as adjusted - Non-GAAP (2.0) $             (3.1) $
Margin % as reported -8.1% -25.7%
Margin % as adjusted - Non-GAAP -8.1% -14.2%

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